UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2009

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

           On May 12, 2009, J. C. Penney Company, Inc. (the “Company”) issued a press release announcing the expiration and results of its cash tender offer to purchase up to $200 million aggregate principal amount of its outstanding 8% Notes due March 1, 2010 (the “Notes”). The tender offer expired at 11:59 p.m., New York City time, on May 11, 2009. The Company, as co-obligor on the Notes, and its wholly owned subsidiary, J. C. Penney Corporation, Inc., as issuer of the Notes, have accepted for purchase $104,440,000 principal amount of the outstanding Notes.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	J. C. Penney Company, Inc. Press Release dated May 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Robert B. Cavanaugh
Robert B. Cavanaugh
Executive Vice President and
Chief Financial Officer

Date:  May 12, 2009

EXHIBIT INDEX

Exhibit Number                                   Description

99.1                                                J. C. Penney Company, Inc. Press Release dated May 12, 2009